Exhibit 99.1

SEPARATION AGREEMENT

This Agreement is made as of April 3, 2012, by and between School Specialty, Inc. (the “Company”), and Rachel McKinney (“Associate”).

WHEREAS, Associate was employed as Executive Vice President and Chief Human Resources Officer for the Company;

WHEREAS, Associate has voluntarily terminated his employment effective April 28, 2012 (“Separation Date”);

WHEREAS, the parties are desirous of resolving all matters concerning Associate’s employment with the Company and thereof based upon a mutual understanding, with finality and without further expenditure of time, effort, money, and without admitting that any unlawful or improper action occurred;

NOW, THEREFORE, the parties agree as follows:

1.

Continued Employment.  Provided that Associate signs this Agreement in a timely fashion and does not revoke his acceptance of this Agreement, as described below, the Company will continue to employ Associate on the terms articulated in this Paragraph 1 unless Associate resigns from employment with the Company prior to the Separation Date, the Company terminates Associate for Cause, defined below, or Associate and the Company agree in writing to an earlier Separation Date.  “Cause” means the breach of any agreement or obligation owed by Associate to the Company, Associate’s failure to reasonably provide the services described in this Paragraph 1, the commission of negligence or misconduct in the performance of Associate’s duties for the Company, or the commission of a crime the circumstances of which substantially relate to Associate’s employment duties with the Company.

a.

Through the Separation Date, Associate will continue to serve the Company in the position of Executive Vice President and Chief Human Resources Officer.  Associate’s duties and responsibilities will continue to include all those customarily assigned to this position and such other duties and responsibilities as may from time to time be assigned to him by the Company.

b.

The Company will, subject to normal deductions for income and employment tax withholdings, pay Associate his regular salary through the Separation Date, and, following the Separation Date, will pay Associate, in accordance with applicable law, for any accrued PTO that Associate has not used as of the Separation Date;

c.

Through the Separation Date, Associate will continue to be eligible to participate in the Company’s 401(k) plan and the insured benefit plans in which Associate is a participant as of the date of this Agreement.  Following the Separation Date, Associate will no longer be eligible to participate in the Company’s 401(k) plan.  If Associate participated in the Company’s 401(k) plan, Associate will retain all his vested rights, if any, as of the Separation Date in that plan and will receive all payments due Associate under the terms of that plan; and

d.

If, as of the Separation Date, Associate was a participant in the Company’s group health insurance plan, the Company will provide Associate with the right to participate, at Associate’s own expense, in the plan in accordance with the mandates of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”).

2.

Severance Benefit.  If Associate decides to sign this Agreement and does not revoke Associate’s acceptance of it in the manner described below, and Associate does not resign from the Company or the Company does not terminate Associate for Cause (defined above), prior to the Separation Date, the Company will pay Associate, as an enhanced severance benefit, Associate’s annualized salary of Two Hundred Eighty Three Thousand Two Hundred Fifty Dollars and No/100 ($283,250.00).  This enhanced severance benefit will be subject to appropriate tax withholdings and will be spread out over a twelve (12) month period commencing on the first regular Company pay date which occurs at least three (3) business days after the Separation Date.  Payments will be made to the Associate’s direct deposit account.

3.

Obligations of Associate.  In consideration for the above benefits, the sufficiency and adequacy of which is hereby acknowledged, Associate agrees to the following:

a.

Associate agrees, on behalf of herself, his heirs, successors, and assigns, to release the Company, its affiliates and subsidiaries and their respective past and present officers, directors, stockholders, agents, and employees (the “Released Parties”), from any claims arising on or before the date Associate signs this Agreement as well as from any claims arising on or before the Separation Date.  Because Associate has already agreed Associate’s employment with the Company will end, this release includes, but is not limited to, giving up any claims related in any way to Associate’s employment by the Company or its affiliates, Associate’s Employment Agreement with the Company and/or its affiliates, termination of Associate’s employment relationship with the Company and/or its affiliates, and wages and other remuneration, including, but not limited to, any current or former bonus or other incentive plans or programs offered by the Company.  This release of claims includes any claims, whether they are presently known or unknown, or anticipated or unanticipated by Associate.  Associate’s signature acknowledges that Associate is not entitled to any other severance or benefits, vacation, bonus, commission, wages or other payments of any kind, except those described in this Agreement, and that Associate has been provided all leave required by state and federal law, including the federal Family and Medical Leave Act and equivalent state laws.  Because Associate is age 40 or older, Associate’s acceptance of this Agreement also will release any and all claims under the federal Age Discrimination in Employment Act.  Associate should not construe this reference to age discrimination claims as in any way limiting the general and comprehensive nature of the release of claims provided under this paragraph.  Associate agrees to waive and give up any benefit conferred on Associate by any order or judgment issued in connection with any proceeding filed against the Released Parties regarding any claim released in this document;

b.

Associate acknowledges that during the course of Associate’s employment with the Company, Associate has gained knowledge of “Confidential Information” (defined below), and “Trade Secrets” (as defined by applicable law), and that the Company has a legitimate protectable interest in such Confidential Information and Trade Secrets and in the goodwill and business prospects associated therewith.  For purposes hereof, the term “Confidential Information” means all non-Trade Secret or proprietary information of the Company, its divisions, affiliates and subsidiaries which has value to the Company and which is not known to the public or the Company’s competitors, generally.  Confidential Information includes, but is not limited to: (i) inventions, product specifications, information about products under development, research, development or business plans, production know-how and processes, manufacturing techniques, operational methods, equipment design and layout, test results, financial information, customer lists, information about orders and transactions with customers, sales and marketing strategies, plans and techniques, pricing strategies, information relating to sources of materials and production costs, purchasing and accounting information, personnel information and all business records; (ii) information which is marked or otherwise designated as confidential or proprietary by the Company; and (iii) information received by the Company from others which the Company has an obligation to treat as confidential.  Notwithstanding the foregoing, Confidential Information shall not include, and the obligation of non-disclosure set forth in this Paragraph 3(b) shall not apply to, any information that is or becomes publicly known or is derived from public information other than by the act or omission of Associate in violation of any obligation of his (including, without limitation, any obligation imposed hereunder), to not disclose, or to preserve the confidentiality of, such information;

c.

For a period of eighteen (18) months following the Separation Date, Associate shall not use or disclose, directly or indirectly, Confidential Information, to anyone other than other employees of the Company, except for the sole benefit of the Company or as may be required by law.  Associate further agrees that with respect to Trade Secrets or information which is covered by the attorney-client or other legal privilege, or information the Company is otherwise contractually obligated to keep confidential, the above-mentioned restrictions on the use or disclosure of information shall remain in effect for longer than eighteen (18) months after the Separation Date, i.e., for as long as such information qualifies as a Trade Secret or remains subject to such privilege or contractual protection;

d.

For eighteen (18) months following the Separation Date, Associate agrees not to, directly or indirectly, attempt to sell to any Restricted Customer (defined below), any goods, products or services of the type or substantially similar to the type sold by the Company during the eighteen (18)  months prior to the Separation Date.  The term “Restricted Customer” means any individual or entity (i) for whom/which the Company provided services or products, and (ii) with whom/which Associate had contact on behalf of the Company or about whom/which Associate acquired non-public information in connection with his/her employment by the Company during the twelve (12) months preceding the Separation Date

e.

For eighteen (18) months following the Separation Date, Associate agrees not to provide Restricted Services to any Competitor in any area in which the Company’s sold pre-kindergarten through higher educational products and services during the twelve (12) months preceding the Separation Date.  The term “Restricted Services” services of any kind or character comparable to that Associate provided on behalf of the Company during twelve (12) months preceding the Separation Date.  The term “Competitor” means any business which is engaged in the sale of pre-kindergarten through higher educational products and services of the type sold by the Company during the twelve (12) month period preceding the Separation Date;

f.

For a period of eighteen (18) months following the Separation Date, Associate agrees not to induce, or attempt to induce, any employee of the Company to leave the employ of the Company;

g.

Associate acknowledges and agrees that during Associate’s employment with the Company, Associate shall not, directly or indirectly, compete against the Company, or, directly or indirectly, divert or attempt to divert customers’ business from the Company anywhere the Company does or is taking steps to do business; and

h.

Associate agrees to return to the Company all of its property and all of the property of the Released Parties (defined above) which he possesses or over which Associate had direct or indirect control, including, but not limited to, all monies, records, documents, spreadsheets, files, customer lists and information, credit cards, office keys, computers, cellular telephones, electronically encoded information such as computer disks, etc., and all copies of such property.

4.

Execution and Revocation Rights.  The Company wishes to ensure that Associate voluntarily agrees to the terms contained in this Agreement and does so only after Associate fully understands them.  Accordingly, the following procedures shall apply:

a.

Associate agrees and acknowledges that Associate has read this Agreement, understands its contents, and understands that Associate has twenty-one (21) days from the date of receipt of this Separation Agreement to sign, date, and return this document.  Associate may agree to the terms of this document by signing and dating it and returning the signed and dated document, via mail or hand delivery, so that it is received by Michael P. Lavelle, Chief Executive Officer, School Specialty, Inc., W6316 Design Drive, P.O. Box 1579, Appleton, Wisconsin 54912, on or before 5:00 p.m. Central Standard Time on the twenty-first (21st) calendar day following receipt of this Agreement.

b.

Associate agrees and acknowledges that this Agreement includes a final general release, including a release of all claims under the Age Discrimination in Employment Act and that Associate has been advised by the Company to consult with an attorney prior to signing this Agreement;

c.

Associate understands that Associate has seven (7) days after signing this Agreement within which to revoke Associate’s acceptance of it (“Revocation Period”).  Such revocation will not be effective unless written notice of the revocation is, via mail or hand delivery, directed to and received by Michael P. Lavelle, Chief Executive Officer, School

Specialty, Inc., W6316 Design Drive, P.O. Box 1579, Appleton, Wisconsin 54912, on or before 5:00 p.m. Central Standard Time on the first workday following the end of the Revocation Period; and

d.

This document will not be binding or enforceable unless Associate has signed and delivered this document as provided in this paragraph, and has chosen not to exercise Associate’s revocation rights, as described herein.  If Associate gives timely notice of Associate’s intention to revoke Associate’s acceptance of the terms set forth in this document, this Agreement shall become null and void, and all rights and claims of the parties which would have existed, but for the acceptance of this document’s terms, shall be restored.

5.

Miscellaneous.  Should Associate accept the terms of this Agreement, its terms will be governed by the following:

a.

This Agreement and the documents referred to herein set forth the entire understanding of the parties with respect to the subject matter contemplated hereby.  Unless otherwise specified in this Agreement, any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.  This Agreement cannot be amended or modified except by a written instrument duly executed by each of the parties hereto.  Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party;

b.

Nothing in the release contained in this Agreement should be construed as an admission of wrongdoing or liability on the part of the Company.  Such provision is included merely to wrap up all loose ends between Associate and the Company;

c.

In the event that Associate breaches any provision of this Agreement, Associate agrees that the Company may suspend all additional payments under this Agreement, recover any damages suffered as a result of such breach, and recover from Associate any reasonable attorneys’ fees or costs it incurs as a result of Associate’s breach.  In addition, Associate agrees that the Company may seek injunctive or other equitable relief as a result of a breach by Associate of any provision of this Agreement.

d.

The obligations imposed by this Agreement are severable and should be construed independently of each other.  The invalidity of one provision shall not affect the validity of any other provision.  If any provision of this Agreement shall be held invalid or unenforceable, in whole or in part, or as applied to any circumstance, under the laws of any jurisdiction which may govern for such purpose, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, either generally or as applied to such circumstance, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be; and,

e.

This agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of Wisconsin without regard to any rules of construction concerning the draftsman hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year set forth opposite their signatures.

School Specialty, Inc.

Date:	4/3/12	By:	/s/ Michael P. Lavelle
Michael P. Lavelle
President & Chief Executive Officer

Date:	4/4/12		/s/ Rachel McKinney
Rachel McKinney